PROXY - CLASS C STOCK
                         PETER KIEWIT SONS', INC.


      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
    FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 4, 1994.


I appoint Glenn L. Farris and Gregory M. Broz, or either of them, with full power to act alone, or any substitute appointed by either of them, as my agents and proxies to vote the number of shares I would be entitled to vote if personally present at the annual meeting of stockholders of Peter Kiewit Sons', Inc. to be held at the Cloud Room, 1600 Kiewit Plaza, Omaha, Nebraska on June 4, 1994, at 9:00 a.m. and at any adjournment of that meeting, according to the following instructions:


                       ELECTION OF CLASS C DIRECTORS

          Richard W. Colf                      Leonard W. Kearney
          Richard Geary                        Peter Kiewit, Jr.
          Bruce E. Grewcock                    Walter Scott, Jr.
          William L. Grewcock                  Kenneth E. Stinson
          Robert E. Julian                     George B. Toll, Jr.

(MARK ONE BOX ONLY)

[   ]   Vote FOR ALL 10 nominees listed above.

[   ]   Vote FOR ALL nominees listed above EXCEPT (list nominees to be excluded):
        ___________________________________________________________

        ___________________________________________________________


[   ]   WITHHOLD AUTHORITY to vote for all nominees listed above.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED
ABOVE.


Dated:______________, 1994     X____________________________________

                              (Please sign exactly as typed above)


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING
THE ENCLOSED ENVELOPE.
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                          PROXY - CLASS D STOCK